Exhibit 10.169

FORM OF
SECURITY AGREEMENT

DEBTORS:	SECURED PARTY:

See Debtors Listed on Exhibit A attached hereto.	SouthTrust Bank P.O. Box 2554 Birmingham, AL 35290

Date: August 3, 2001

1.       Security Interest in the Collateral. For valuable consideration, receipt of which is hereby acknowledged, and in further consideration of the Secured Obligations (as hereinafter defined), the undersigned Display Technologies, Inc., a Nevada corporation ( “Display”); Don Bell Industries, Inc., a Florida corporation ( “Don Bell”); J. M. Stewart Manufacturing, Inc., a Florida corporation ( “Stewart Manufacturing”); J. M. Stewart Corporation, a Florida corporation ( “Stewart Corporation”); J. M. Stewart Industries, Inc., a Florida corporation ( “Stewart Industries”); Vision Trust Marketing, Inc., a Florida corporation ( “VisionTrust”); Lockwood Sign Group, Inc., a Florida corporation ( “Lockwood”) (hereinafter referred to, jointly and severally as “Debtor”) hereby grants, bargains, sells, assigns, and sets over to SouthTrust Bank, an Alabama banking corporation (hereinafter referred to as “Secured Party”), and grants to Secured Party a security interest in, the following properties, assets and rights of Debtor, and all Proceeds and products thereof, all of which shall constitute original collateral hereunder (all of the same being hereinafter referred to collectively as the “Collateral”):

 All of Debtor’s right, title and interest in and to the following property and rights, wherever located, and whether now owned or hereafter acquired or arising:

(a)       Accounts, including Health-Care-Insurance Receivables;

(b)       Inventory, including all goods, merchandise, raw materials, work in process, finished goods, and other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor’s business;

(c)       Equipment;

(d)       General Intangibles, including Payment Intangibles, Software, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which Debtor possesses, uses or has the authority to possess or use property of others;

(e)       Records indicating, summarizing or evidencing its assets or liabilities, or relating to its business operations or financial condition;

(f)       Accessions and Commingled Goods;

(g)       Investment Property and Commodity Accounts;

(h)       Letters of Credit, Letter-of-Credit Rights, Instruments, Promissory Notes, Drafts, Documents, and Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper);

(i)       Money or other assets of Debtor that now or hereafter come into the possession, custody, or control of Secured Party or any agent or bailee thereof;

(j)       Deposit Accounts;

(k)      As-Extracted Collateral;

(l)       Manufactured Homes;

(m)     Commercial Tort Claims described on Schedule 1 attached hereto;

(n)       Farm Products and timber;

(o)       Fixtures;

(p)       Supporting Obligations with respect to any of the Collateral; and

(q)       to the extent not listed above as original collateral, Proceeds and products, whether tangible or intangible, of any of the above-described property, including Proceeds of insurance covering any or all of the above-described property, and any other tangible or intangible property or rights resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the Proceeds thereof.

(Capitalized terms used in this agreement without definitions shall have the respective meanings given to them under the Uniform Commercial Code as provided in paragraph 14, below.)

2.          Secured Obligations. This agreement, and the security interest herein granted, secures the payment and performance of all present and future obligations of Debtor to Secured Party, including every loan of money, credit sale, sale on account, consignment sale, sale on approval, sale or return, and other extension of credit heretofore, now, or hereafter made to Debtor by Secured Party, including the Loan and Security Agreement dated as of January 17, 2001 between Debtor and Secured Party, among others, as amended, and including the Guaranty of Payment of even date herewith executed by Debtor in favor of Secured Party; any extension or renewals of any of the foregoing; all finance charges and late payment charges due or to become due to Secured Party on each such obligation; every note or other writing now or hereafter evidencing the obligation of Debtor to repay any such obligation and/or the finance charges or other charges thereon; every guaranty of payment or collection of the debt of another heretofore, now, or hereafter entered into by Debtor with Secured Party; the payment and performance of all of Debtor’s obligations under this agreement; and all other indebtedness and other obligations of Debtor to Secured Party, including all sums paid to Secured Party for Debtor’s account by Debtor or any other person which are later recovered back from Secured Party by Debtor or any representative of Debtor or of Debtor’s creditors, such as a trustee in bankruptcy, any of the foregoing that arises after the filing of a petition by or against Debtor under the federal Bankruptcy Code even if the obligations do not accrue because of the automatic stay under ’ 362 of the federal Bankruptcy Code, and any intended cash sale where the cash consideration was not actually received by Secured Party; whether any of the foregoing debts and other obligations are joint or several, primary or secondary, direct or indirect, otherwise secured or unsecured, whether originally payable or owed to Secured Party or acquired by Secured Party from another, and whether now existing or hereafter incurred prior to termination of this agreement as hereinafter provided. (All of the debts and other obligations described in the preceding sentence are hereinafter referred to collectively as the “Secured Obligations”).

3.       Purchase Money Security Interests. To the extent Debtor uses any loans from Secured Party to purchase Collateral, Debtor’s repayment of the principal of such loan shall apply on a “first-in first-out” basis so that the portion of such loan used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral.

4.       Perfection of Security Interests.

(a)       Debtor irrevocably authorizes Secured Party at any time to complete, sign or Authenticate in Debtor’s name, and file financing statements describing the Collateral and containing such other information as Secured Party deems appropriate. In addition, at the request of Secured Party, Debtor will execute financing statements in form and number satisfactory to Secured Party and will pay the cost of filing the same in all public offices where filing is deemed by Secured Party to be necessary or desirable. Debtor agrees that a carbon or photostatic copy of this agreement may be filed as a financing statement in any public office.

(b)       If certificates of title are issued or outstanding with respect to any of the Collateral, Debtor will cause the interest of Secured Party to be properly noted thereon at Debtor’s expense.

(c)       If Debtor shall at any time hold or acquire any Instruments, Promissory Notes, Tangible Chattel Paper, Certificated Securities, or Documents of title, Debtor shall notify Secured Party and, upon Secured Party’s request, endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify.

(d)       Where Collateral is in the possession of a third party, Debtor will join with Secured Party in notifying the third party of Secured Party’s security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

(e)       Debtor will ensure that Secured Party obtains control with respect to Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights, Electronic Chattel Paper, and “transferable records” as defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction.

(f)       Debtor agrees to execute such other documents, make such other filings, and take such further actions as Secured Party requests to perfect or protect Secured Party’s security interests and rights in the Collateral.

5.       Debtor’s Representations and Warranties. Debtor represents and warrants to Secured Party that:

(a)       Debtor’s exact legal name, type of organization, state of organization, and organizational number (if any) are set forth at the beginning of this agreement. Debtor is duly organized and validly existing in good standing under the laws of the state set forth in the first paragraph of this agreement.

(b)       Except as set forth on Schedule 5(b) attached hereto, Debtor does not do business under any trade name or name style other than its exact legal name, and Debtor has not done business under any other legal name or trade name in the last 5 years.

(c)       Debtor has title to, rights in, or power to transfer, the Collateral. The Collateral is free of all adverse claims, and restrictions on transfer or pledge.

(d)       Except as set forth on Schedule 5(d) attached hereto, the Collateral is not subject to any lien or security interest except for the security interest granted to Secured Party under this agreement, and no financing statement with respect to any of the Collateral is on file in any public office.

(e)       The Collateral, including Debtor’s Inventory, Fixtures, and Equipment, is kept or stored only at the address(es) shown on Schedule 5(e) attached hereto. Except as set forth on Schedule 5(e), Debtor is the owner of all real estate upon which all tangible Collateral is located.

(f)       The current address of Debtor’s chief executive office, the address of each other location of Debtor’s chief executive office within the previous five (5) years, and the address(es) where the Records concerning Debtor’s Accounts, Payment Intangibles and other intangible Collateral are kept, are set forth on Schedule 5(f) attached hereto.

(g)       Debtor is duly qualified and in good standing in every state in which the nature of its business or the ownership of its properties makes qualification necessary.

(h)       The execution, delivery, and performance of this agreement are within Debtor’s corporate powers, have been duly authorized, are not in contravention of law or the terms of Debtor’s articles of incorporation, by-laws, or other organizational documents, or of any indenture, agreement, or undertaking to which Debtor is a party or by which Debtor is bound.

(i)       Except as set forth on Schedule 5(i) attached hereto, Debtor does not have any subsidiaries and is not affiliated with any other corporation by common ownership or control.

6.       Insurance. Debtor agrees with Secured Party that Debtor will maintain insurance at all times with respect to the Collateral against risk of fire (including so-called extended coverage), theft, water damage and such other risks (including flood) as Secured Party may require from time to time, in such form, for such perils, and written by such companies as may be satisfactory to Secured Party. Secured Party shall be named as loss payee under such policies of insurance. Debtor may furnish such insurance through an existing policy or a policy independently obtained and paid for by Debtor. All policies of insurance shall provide for a minimum of ten (10) days’ written notice to Secured Party before cancellation. At request of Secured Party, Debtor will deliver such policies, or at Secured Party’s option, certificates thereof, to Secured Party to be held by it. Debtor hereby appoints Secured Party the attorney-in-fact for Debtor for purposes of obtaining, adjusting, settling, and canceling such insurance and of indorsing in Debtor’s name and giving receipt for checks and drafts issued in payment of losses and as return premiums. In the event Debtor fails to provide any insurance as required herein, Secured Party may, at its option, purchase such insurance or, at Secured Party’s option and upon ten (10) days’ notice to Debtor, insurance covering only Secured Party’s interest in the Collateral, but Secured Party shall not be under any duty to purchase any such insurance. Debtor agrees to reimburse Secured Party on demand for the cost of all such insurance purchased by Secured Party. Debtor hereby assigns all insurance policies at any time covering the Collateral and all returned or unearned premiums thereon to Secured Party as additional collateral for the Secured Obligations.

7.       Debtor’s Covenants. Debtor agrees with Secured Party as follows:

(a)       Debtor will keep the Collateral in good condition, and will not waste or destroy any of the same. Debtor will allow Secured Party and any of its officers, agents, attorneys, or accountants to examine or inspect the Collateral wherever located at all reasonable times. Debtor will not use the Collateral in violation of any statute or ordinance or any policy of insurance thereon.

(b)       Until the occurrence of a default hereunder, Debtor may use the Collateral in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon and may sell the Inventory in the ordinary course of business. Until the occurrence of a default, Debtor may also use and consume any raw materials or supplies, the use and consumption of which are necessary in order to carry on Debtor’s business.

(c)       Upon request of Secured Party at any time, Debtor will deliver to Secured Party lists or copies of all Accounts and Payment Intangibles promptly after they arise. Upon request of Secured Party, whether before or after a default hereunder, Debtor will deliver to Secured Party, promptly upon receipt, all Proceeds of the Collateral received by Debtor, in precisely the form received by Debtor, except for the endorsement of Debtor where necessary to permit the collection of such Proceeds (which endorsement Debtor hereby agrees to make). Debtor agrees not to mingle any Proceeds of the Collateral with any of Debtor’s own funds, goods or property, and at all times to hold such Proceeds upon express trust for the Secured Party until delivery thereof is made to Secured Party. Secured Party shall have the full power and authority to collect, compromise, endorse, sell, or otherwise deal with Proceeds in its own name or that of Debtor. Secured Party in its discretion may apply Cash Proceeds to the payment of any of the Secured Obligations (whether or not due) or may release such Cash Proceeds to Debtor for use in the operation of Debtor’s business.

(d)       With respect to Collateral in the form of Instruments, Accounts, Payment Intangibles, General Intangibles, and Chattel Paper, Secured Party may at any time before or after default notify any obligors or account debtors that such Collateral has been assigned to Secured Party and shall be remitted directly to Secured Party. Upon request of Secured Party at any time Debtor will so notify such obligors or account debtors and will indicate on all invoices to such obligors or account debtors that their obligations are payable to Secured Party.

(e)       Debtor agrees to keep all Records concerning the Collateral in a fireproof and safe place and, upon request of Secured Party, to make such Records available to Secured Party, its agents, attorneys, and accountants, at any reasonable time and without hindrance or delay to allow Secured Party to inspect, audit, check, copy or make extracts from such Records.

(f)       All of Debtor’s existing Inventory has been, and all of Debtor’s Inventory hereafter produced or acquired will be, produced in accordance with the requirements of the federal Fair Labor Standards Act.

(g)       Except upon not less than twenty (20) days’ advance notice in writing to Secured Party, Debtor will not:

(i)        keep or store any Collateral at any address other than the addresses set forth on Schedule 5(e) attached hereto;

(ii)       change the address of Debtor’s chief place of business or chief executive office;

(iii)      change the address or office where Debtor keeps its Records relating to its Accounts, Payment Intangibles and other intangible Collateral; or

(iv)      change its name.

(h)       Unless Secured Party shall give its advance consent in writing, Debtor will not:

(i)       change the state of its incorporation or organization;

(ii)      merge with, consolidate with, or enter into any corporate reorganization with, any other corporation or entity, whether or not Debtor is the surviving or resulting corporation;

(iii)       sell, lease, or otherwise transfer or dispose of, or agree to sell, lease, or otherwise transfer or dispose of, any of its Collateral (other than Inventory); or

(iv)       sell any of its Inventory, or collect any of its Accounts, Payment Intangibles, General Intangibles, Instruments or Chattel Paper, other than in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt or a credit sale or consignment to a subsidiary or an affiliated company.

(i)       With respect to any tangible Collateral that is located on leased premises, Debtor shall obtain and furnish to Secured Party landlord lien waivers, in form and content acceptable to Secured Party, pursuant to which the landlord of such premises subordinates any landlord’s lien upon the Collateral to the lien of Secured Party.

8.       Further Assurances. (a) Debtor shall do, make, execute, and deliver to Secured Party all such additional and further acts, things, assignments, assurances, and instruments as Secured Party may require to more completely vest in and assure to Secured Party its rights hereunder and in or to the Collateral and the Proceeds and products thereof.

(b)       Debtor will pay promptly when due all taxes and assessments upon the Collateral or any part thereof, upon its use or operation thereof, upon the Proceeds or products thereof, upon this agreement, and upon any note or notes evidencing the Secured Obligations. At its option, Secured Party may discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral or any part thereof and may pay for the maintenance and preservation of the Collateral, but Secured Party shall not be under any duty to exercise any such authority. Debtor agrees to reimburse Secured Party, upon demand, for any payment made or any expense incurred by the Secured Party pursuant to the foregoing authorization.

(c)       All sums expended by Secured Party which Debtor is obligated to reimburse Secured Party under this agreement shall bear interest from the date reimbursement is due until the date paid at the rate which is two percent in excess of the prime rate of interest published in The Wall Street Journal or any successor publication thereto, as such rate shall change from time to time, but in any event not more than the maximum rate allowed by law. All such sums and the interest thereon shall be secured by the security interest granted in this agreement and, if not paid when due, shall be added to the principal balance of the then-outstanding Secured Obligations and interest shall thereafter accrue on such sum at the interest rate specified above unless prohibited by law.

9.       Default. Any or all of the Secured Obligations shall, at the option of Secured Party and notwithstanding the stated maturity date of any Secured Obligation or of any instrument evidencing any such Secured Obligation, become immediately due and payable without notice or demand upon the occurrence of any of the following events, each of which shall constitute a default hereunder:

(a)       Debtor shall fail to pay or perform as and when due under the terms of any of the Secured Obligations or any instrument evidencing the same;

(b)       Debtor shall fail to pay or perform as and when due any covenant contained in this agreement;

(c)       Any warranty or representation made or any writing furnished to Secured Party by or on behalf of Debtor in or in connection with this agreement is breached or is false or inaccurate in any material respect when made or furnished;

(d)       Occurrence of any event which results in the acceleration of the maturity of any indebtedness of Debtor to others under any indenture, agreement, contract, or undertaking;

(e)       Loss, theft, damage, or destruction of any material part of the Collateral, or any levy, seizure, garnishment or attachment thereof or thereupon;

(f)       Death, dissolution, termination of existence, insolvency, cessation of business, or appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any chapter of the federal Bankruptcy Code or any insolvency laws by or against, Debtor or any guarantor or surety for Debtor on any of the Secured Obligations;

(g)       Debtor shall fail to comply with, or shall become subject to any administrative or judicial proceeding under, any federal, state or local hazardous waste or environmental law;

(h)       Secured Party’s lien upon the Collateral shall cease to be a perfected security interest or shall at any time cease to be prior to any and all other security interests or other interests in the Collateral; or

(i)       Secured Party reasonably deems itself insecure.

10.          Secured Party’s Remedies; Reimbursement for Expenses.

(a)          Upon the occurrence of any default, and at any time thereafter, Secured Party shall have the right to pursue any remedy available at law (including those available under the Uniform Commercial Code as in effect from time to time under the laws of any applicable jurisdiction (the “UCC”)), or in equity to collect, enforce or satisfy the Secured Obligations then owing, whether by acceleration or otherwise.

(b)          Upon the occurrence of any default, and at any time thereafter, Secured Party shall have the right to pursue any of the following remedies separately, successively or simultaneously:

(i)       File suit and obtain judgment and, in conjunction with any action, Secured Party may seek any ancillary remedies provided by law, including levy of attachment, detinue, replevin, or garnishment.

(ii)       Take possession of any Collateral not already in its possession without demand and without legal process. Debtor grants to Secured Party and its agents the right, for this purpose, to enter into or on any premises where Collateral may be located. Upon Secured Party’s demand, Debtor will assemble and make the Collateral available to Secured Party at a place to be designated by Secured Party.

(iii)       With or without taking possession, sell, lease or otherwise dispose of the Collateral, or any part thereof, at one or more public or private sales in accordance with the UCC.

(iv)       Notify any account debtor or any other person obligated on Collateral to make payment or otherwise render performance to or for the benefit of Secured Party.

(v)       Set off the balance of any Deposit Account or other property of Debtor held by Secured Party against the Secured Obligations.

(c)       Debtor agrees to pay Secured Party on demand any and all expenses incurred or paid by Secured Party in the exercise of its rights under this agreement or under the UCC, including expenses incurred to protect or enforce the Secured Obligations, protect the Collateral, take possession of and sell or dispose of the Collateral, store or collect the Collateral, prepare and advertise the Collateral for sale, conduct the sale and collect the Proceeds of sale, and expenses for the services of attorneys employed by Secured Party for any purpose related to this agreement or the Secured Obligations, including consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation or arbitration. Payment of all such expenses and the interest thereon shall be secured by the security interest granted in this agreement.

11.       Foreclosure Provisions.

(a)       Secured Party shall give Debtor such notice of any private or public sales as may be required by the UCC. Debtor agrees that notice of sale or other disposition of the Collateral, or of any part thereof, shall be sufficient if such notice is, at least ten (10) days before the time of the sale or disposition, (i) delivered to Debtor or (ii) mailed, postage prepaid, to the address of Debtor shown at the beginning of this agreement, or such other address as Debtor shall have furnished Secured Party in writing for such purpose, (iii) sent by facsimile transmittal to the facsimile number of Debtor shown at the beginning of this agreement, or such other facsimile number as Debtor shall have furnished to Secured Party, or (iv) sent by e-mail or other electronic means to the e-mail address of Debtor shown at the beginning of this agreement, or such other e-mail or electronic address as Debtor shall have furnished to Secured Party.

(b)       No delay or omission by Secured Party to exercise any right or remedy accruing upon any default shall: (i) impair any right or remedy, (ii) waive any default or operate as an acquiescence to the default, or (iii) affect any subsequent default of the same or of a different nature.

(c)       Secured Party has no obligation to clean-up, refurbish, or otherwise prepare any Collateral for sale.

(d)       Secured Party has no obligation to attempt to satisfy the Secured Obligations by collecting them from any other person liable for them, and Secured Party may release, modify or waive any collateral provided by any other person to secure any of the Secured Obligations, all without affecting Secured Party’s rights against Debtor. Debtor waives any right it may have to require Secured Party to pursue any third person for any of the Secured Obligations.

(e)       Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(f)       Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(g)       If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party, and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the Proceeds of the sale.

(h)       In the event Secured Party purchases any of the Collateral being sold, Secured Party may pay for the Collateral so purchased by crediting some or all of the Secured Obligations.

(i)       Secured Party shall have no obligation to marshal any assets in favor of Debtor, or against or in payment of the Secured Obligations or any other obligation owed to Secured Party by Debtor or any other person.

(j)       Debtor hereby irrevocably authorizes and empowers Secured Party (i) to receive and give receipt for any amount or amounts due or to become due to Debtor on account of the Collateral and to endorse and negotiate in the name of Debtor any check or other item issued in payment or on account thereof, and in the name of Secured Party or of Debtor to enforce by suit or otherwise, compromise, settle, discharge, extend the time of payment, file claims or otherwise participate in bankruptcy proceedings, and otherwise deal in and with the Collateral and any Proceeds thereof; (ii) to open mail addressed to Debtor, remove any Collateral or Proceeds therefrom, and deliver the remainder of such mail to Debtor; and (iii) to do all acts and things deemed by Secured Party to be appropriate to protect, preserve and realize upon Secured Party’s security interest hereunder; but Secured Party shall not be under any duty to exercise such authority or power or in any way responsible for collecting or realizing upon the Collateral.

12.       Power of Attorney.

(a)       Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Debtor or Secured Party’s own name, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this agreement.

(b)        To the extent permitted by law, Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable.

(c)        The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it not any of its officers, directors, employees o r agents shall be responsible to Debtor for any act or failure to act, except for Secured Party’s own gross negligence or willful misconduct.

13.       Rules of Construction. Unless the context clearly requires otherwise:

(a)       References to “Proceeds” do not authorize any sale, transfer, or other disposition of Collateral by the Debtor.

(b)       The words “includes” and “including” are not limiting, but instead have the inclusive meaning represented by the phrase “including, without limitation.”

(c)        The word “or” has the inclusive meaning represented by the phrase “and/or.”

(d)       The word “all” includes “any” and the word “any” includes “all”.

(e)       The words “sign” and “signed” also mean “authenticate” and “authenticated.”

(f)        References to the plural include the singular, and references to the singular include the plural.

(g)       References to any gender include each other gender.

(h)       References to any law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it.

(i)       No presumption shall be drawn by the fact that any particular party was the drafter of this agreement.

14.       Miscellaneous. (a) Secured Party’s rights and remedies hereunder, under other agreements or instruments, and under law, are cumulative and may be exercised successively or concurrently. Secured Party shall not be deemed to have waived any of its rights hereunder, under any other agreement or instrument, or under law except in a writing signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and a written waiver on any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

(b)       At any time when no Secured Obligations remain outstanding and unperformed and there exists no commitment on the party of Secured Party to enter into any other or future Secured Obligation, upon written demand of Debtor, Secured Party will file, or at Secured Party’s election will furnish to Debtor for filing, a termination statement with respect to its security interest in the Collateral. Upon the filing, or furnishing to Debtor for filing, of such a termination statement which has been duly executed on behalf of Secured Party, this agreement shall terminate. Prior to such termination, this shall be a continuing agreement in every respect.

(c)       This agreement and all rights, remedies and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the State of Alabama as in effect from time to time. All rights and remedies of Secured Party under the UCC shall be determined under the applicable provisions as in effect at the time of the exercise of such rights and remedies.

(d)       All capitalized terms used in this agreement which are not expressly defined herein shall have the meaning, if any, assigned to them in the Alabama Uniform Commercial Code as adopted and in effect from time to time; provided, however, with respect to any term used herein that is defined in both (i) Article 9 of the Alabama Uniform Commercial Code as in effect on the date of this agreement and (ii) Article 9 of the Alabama Uniform Commercial Code as in effect at any subsequent time, the meaning to be ascribed to such term with respect to any particular item of property shall be the more encompassing of the two definitions.

(e)       Debtor agrees to defend, indemnify and hold harmless Secured Party, and its officers, employees, attorneys, agents, and each person who controls any of the foregoing, against all obligations, demands, claims and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this agreement, and all losses or expenses incurred or paid by Secured Party as a result thereof, except for losses arising from or out of Secured Party’s gross negligence or willful misconduct.

(f)       Debtor waives notice of acceptance of this agreement. This agreement is effective when signed by Debtor and delivered to Secured Party, and binds Debtor and inures to the benefit of Secured Party and their respective heirs, successors, and assigns. The provisions of this agreement are severable, and the invalidity or unenforceability of any provision hereof shall not affect the remaining provisions of this agreement.

(g)       The paragraph headings in this agreement are included for ease of reference only and shall not be deemed to limit the terms of this agreement.

IN WITNESS WHEREOF, the duly authorized officers or agents of Debtor have executed this agreement on behalf of Debtor on or as of the date set forth above.

GUARANTOR: DISPLAY TECHNOLOGIES, INC By: Its: DON BELL INDUSTRIES, INC. By: Its: J. M. STEWART MANUFACTURING, INC. By: Its: J. M. STEWART CORPORATION By: Its: J. M. STEWART INDUSTRIES, INC. By: Its:

VISION TRUST MARKETING, INC. By: Its: LOCKWOOD SIGN GROUP, INC. By: Its:

STATE OF ________________          )
                                                            :
COUNTY OF _____________          )

 I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of Display Technologies, Inc., a Nevada corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this day of , 2001.

________________________________________ Notary Public
[NOTARIAL SEAL]	My commission expires: _____________________

STATE OF ________________          )
                                                             :
COUNTY OF _____________           )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of Don Bell Industries, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this day of , 2001.

________________________________________ Notary Public
[NOTARIAL SEAL]	My commission expires: _____________________

STATE OF ________________        )
                                                          :
COUNTY OF _____________         )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of J. M. Stewart Manufacturing, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this day of , 2001.

________________________________________ Notary Public
[NOTARIAL SEAL]	My commission expires: _____________________

STATE OF ________________ )
                                                   :
COUNTY OF _____________ )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of J. M. Stewart Corporation, a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this day of , 2001.

________________________________________ Notary Public
[NOTARIAL SEAL]	My commission expires: _____________________

STATE OF ________________          )
                                                            :
COUNTY OF _____________           )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of J. M. Stewart Industries, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this day of , 2001.

________________________________________ Notary Public
[NOTARIAL SEAL]	My commission expires: _____________________

STATE OF ________________ )
                                                    :
COUNTY OF _____________  )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of Vision Trust Marketing, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this day of , 2001.

________________________________________ Notary Public
[NOTARIAL SEAL]	My commission expires: _____________________

STATE OF ________________        )
                                                          :
COUNTY OF _____________        )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of Lockwood Sign Group, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this day of , 2001.

________________________________________ Notary Public
[NOTARIAL SEAL]	My commission expires: _____________________

EXHIBIT A

List of Debtors

Display Technologies, Inc. Address Facsimile No.: E-mail Address: Type of Organization: State of Organization: Nevada Organization Number (if none, so state):	J.M. Stewart Corporation Address Facsimile No.: E-mail Address: Type of Organization: State of Organization: Florida Organization Number (if none, so state):
Don Bell Industries, Inc. Address Facsimile No.: E-mail Address: Type of Organization: State of Organization: Florida Organization Number (if none, so state):	J.M. Stewart Industries, Inc. Address Facsimile No.: E-mail Address: Type of Organization: State of Organization: Florida Organization Number (if none, so state):
J. M. Stewart Manufacturing, Inc. Address Facsimile No.: E-mail Address: Type of Organization: State of Organization: Florida Organization Number (if none, so state):	Vision Trust Marketing, Inc. Address Facsimile No.: E-mail Address: Type of Organization: State of Organization: Florida Organization Number (if none, so state):
Lockwood Sign Group, Inc. Address Facsimile No.: E-mail Address: Type of Organization: State of Organization: Florida Organization Number (if none, so state):

SCHEDULE 1

COMMERCIAL TORT CLAIMS

 Describe specific Commercial Tort Claims in which a security interest is granted to Secured Party.

SCHEDULE 5(b)

 CURRENT TRADE NAMES OR NAME STYLES

 List any trade names or name styles under which Debtor does business.

PREVIOUS LEGAL NAMES, TRADE NAMES OR NAME STYLES

List any legal name, trade name, or name styles under which Debtor has done business in the last 5 years.

SCHEDULE 5(d)

OTHER LIENS AND SECURITY INTERESTS

List name of creditor and describe collateral subject to any lien or security interest:

UCC FINANCING STATEMENTS FILED AGAINST ANY COLLATERAL

List any financing statements filed with respect to all or any part of the Collateral:

Filing Office	Date Filed	File Number	Collateral

SCHEDULE 5(e)

 LOCATION(S) OF COLLATERAL

List all places of business or addresses where Collateral (including Inventory, Equipment, Fixtures, and other tangible property) is kept or stored. (Failure to list any address where Collateral is located shall not limit Secured Party’s security interest, which covers all Collateral, wherever located.)

Address	City	County	State

*   If any Collateral is Fixtures, give the legal description and record owner of the real property to which the Fixtures are or will be attached. If any Collateral is located on real property that is not owned by Debtor, give the name and address of the record owner of the real property (a landlord lien waiver will be required). Use additional sheets if necessary.

SCHEDULE 5(f)

DEBTOR’S CHIEF EXECUTIVE OFFICE AND ADDRESS(ES)
WHERE RECORDS ARE KEPT

 Debtor’s chief executive office is located at the following address:

Other location(s) of Debtor’s chief executive office within the previous five (5) years:

Debtor’s Records concerning its Accounts, Payment Intangibles, and other intangible Collateral are kept at the following address(es) (if different from the location of the Debtor’s chief executive office):

SCHEDULE 5(i)

 SUBSIDIARIES AND AFFILIATES

List all of Debtor’s subsidiaries and affiliates (parent, sister corporation, companies under common management or control with Debtor, etc.), and reflect ownership percentages:

UNIFORM COMMERCIAL CODE - FINANCING STATEMENT

FORM UCC-1 ALA.
[__]The Debtor is a transmitting utility as defined in ALA CODE 7-9-105(n).	No. of Additional Sheets Presented: ______________	This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.
1.	Return copy or recorded original to: ___________________________ Bradley Arant Rose & White LLP 2001 Park Place, Suite 1400 Birmingham, Alabama 35203-2736	THIS SPACE FOR USE OF FILING OFFICER Date, Time, Number & Filing Office
2.	Name and Address of Debtor (Last Name First if a Person) _____________________________ _____________________________ _____________________________ Social security/Tax ID#_______________________
2A.	Name and Address of Debtor (If any) (Last Name First if a Person) Social Security/Tax ID #_____________________________________
[__]	Additional debtors on attached UCC-E
3.	SECURED PARTY (Last Name First if a Person) _____________________________ _____________________________ _____________________________ Social security/Tax ID#_______________________	4. ASSIGNEE OF SECURED PARTY (Last Name First if a Person) (If any)
[__]	Additional secured parties on attached UCC-E.
5.	The Financing Statement Covers the Following Types (or items) of Property:

See Schedule I attached hereto and incorporated herein by reference.

                                                                                                                                  5A. Enter Code(s) From Back of Form That Best
                                                                                                                                         Describes The Collateral Covered By This Filing:

                                                                                                                                        ___ ___ ___                                          ___ ___ ___
                                                                                                                                        ___ ___ ___                                          ___ ___ ___
                                                                                                                                        ___ ___ ___                                          ___ ___ ___

(To be filed with _______________________________)

Check X if covered  [x[ Products of Collateral are also covered

6. [_] [_] [_] [_] [_]	This statement is filed without the debtor’s signature to perfect a security interest in collateral (check X, if so)

already subject to a security interest in another jurisdiction when it was brought into this state.
already subject to a security interest in another jurisdiction when debtor’s location changed to this state.
which is proceeds of the original collateral described above in which a security interest is perfected.
acquired after a change of name, identity or corporate structure of debtor.
as to which the filing has lapsed.

7.       Complete only when filing with the Judge of Probate:
          The initial indebtedness secured by this financing statement is $_____________________.

          Mortgage tax due (154 per $100.00 or fraction thereof)
          $__________________________

___________________________________________________________
8.       [__]This financing statement covers timber to be cut, crops, or fixtures and is to be cross indexed in the real estate mortgage records
          (Describe real estate and if debtor does not have an interest of record, give name of record owner in Box 5)

Signatures of Secured Party(ies) (Required only if filed without debtor’s Signature - see Box 6)

By: __________ Signature(s) of Debtor(s)	Signature(s) of Secured Party(ies) or Assignee
___ _______ Signature(s) of Debtor(s)	Signature(s) of Secured Party(ies) or Assignee
{ } __________ Type Name of Individual or Business	Type name of Individual or Business

SCHEDULE I
TO UCC-1 FINANCING STATEMENT

DEBTOR:	SECURED PARTY:

This financing statement covers the following types (or items) of property:

All of Debtor’s right, title and interest in and to the following property, assets and rights, and all Proceeds and products thereof, all of which shall constitute original collateral hereunder, wherever located, and whether now owned or hereafter acquired or arising (all of the same being hereinafter referred to as the “Collateral”):

(a)      Accounts, including Health-Care-Insurance Receivables;

(b)      Inventory, including all goods, merchandise, raw materials, work in process, finished goods, and other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor’s business;

(c)      Equipment;

(d)      General Intangibles, including Payment Intangibles, Software, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which Debtor possesses, uses or has the authority to possess or use property of others;

(e)      Records indicating, summarizing or evidencing its assets or liabilities, or relating to its business operations or financial condition;

(f)      Accessions and Commingled Goods;

(g)      Investment Property and Commodity Accounts;

(h)      Letters of Credit, Letter-of-Credit Rights, Instruments, Promissory Notes, Drafts, Documents, and Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper);

(i)       Money or other assets of Debtor that now or hereafter come into the possession, custody, or control of Secured Party or any agent or bailee thereof;

(j)       Deposit Accounts;

(k)      As-Extracted Collateral;

(l)       Manufactured Homes;

(m)      Commercial Tort Claims described on Schedule I-A attached hereto;

(n)      Farm Products and timber;

(o)      Fixtures;

(p)      Supporting Obligations with respect to any of the Collateral; and

(q)      to the extent not listed above as original collateral, Proceeds and products, whether tangible or intangible, of any of the above-described property, including Proceeds of insurance covering any or all of the above-described property, and any other tangible or intangible property or rights resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the Proceeds thereof.

 Capitalized terms used in this financing statement without definitions shall have the respective meanings given to them under the Uniform Commercial Code as adopted and in effect from time to time under the applicable jurisdiction. As used in this financing statement, unless the context clearly requires otherwise:

(a)	References to “Proceeds” do not authorize any sale, transfer, or other disposition of Collateral by the Debtor.
(b)	The words “includes” and “including” are not limiting, but instead have the inclusive meaning represented by the phrase “including, without limitation.”
(c)	The word “or” has the inclusive meaning represented by the phrase “and/or.”
(d)	The word “all” includes “any” and the word “any” includes “all.”
(e)	References to the plural include the singular, and references to the singular include the plural.
(f)	References to any gender include each other gender.
(g)	References to any law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it.

SCHEDULE I-A

DESCRIPTION OF COMMERCIAL TORT CLAIMS

[NOTE TO BARW USER: THIS PAGE (WHICH TRACKS THE BACK OF THE STANDARD UCC-1 FORM FOR ALABAMA) IS INCLUDED AS PART OF THIS MASTER FORM FOR YOUR CONVENIENCE, BUT SHOULD BE REMOVED BEFORE FILING.]

INSTRUCTIONS -- UCC-1
15	Please type this form in black. Do not write in Filing Office space.
16

If the space provided for any item(s) on this form is inadequate, the item(s) should be continued on an additional sheet(s), preferably the UCC-E EXTENSION FORM, but you may use any 5" x 8" or 8" x 10" sheet. Three copies of such additional sheets should be presented to the filing officer with a set of at least three copies of the UCC-1 financing form.

17	Each debtor box should contain only one name and address. The UCC-E should be used for any additional debtors or debtor addresses.
18

The filing fee for the UCC-1 form is $10.00 with one debtor and one debtor address and $1.00 for each additional debtor or debtor address. If the UCC-E form is used for additional sheets, there is no charge for the sheet itself but there is a $1.00 per page charge for any other additional sheets. Please state at top of form the number of additional sheets presented.

19	If the debtor is a UTILITY as defined in ALA. CODE 7-9-105(n), check box 1.
20	If this is an original filing for a security interest that has been assigned, you may type the name and address of the assignee in box 4 at no additional charge.
21	The financing statement must be signed by the debtor unless one of the reasons in block 6 applies. The secured party must sign if you check one of the boxes in block 6.
22

If collateral is timber to be cut, crops, or fixtures and is to be cross indexed in the real estate mortgage records, check box 8 and describe real estate and if debtor does not have an interest of record, give name of record owner in box 5.

23	Please choose the collateral code(s) below that best describe(s) the collateral set out in block 5 and enter one or more in block 5A.

000 -- ACCOUNTS RECEIVABLE
001 -- ACCOUNTS RECEIVABLE
100 -- CHATTEL PAPER
101 -- INSTRUMENTS
102 -- LEASES
103 -- SECURITY AGREEMENTS
200 -- CONTRACT RIGHTS
300 -- EQUIPMENT
301 -- FARM
302 -- FURNITURE
303 -- HEAVY
400 -- FARM PRODUCTS
401 -- CROPS
402 -- LIVESTOCK

500 -- FIXTURED [sic]
600 -- GOODS
601 -- AUTOMOBILES
602 -- MOBILE HOMES
700 -- INTANGIBLES
800 -- INVENTORY
801 -- APPLIANCES
802 -- AUTOMOBILES
803 -- FURNITURE
804 -- MOBILE HOMES
900 -- SECURITIES
901 -- BONDS
902 -- STOCKS

 THESE CODES ARE NOT TO BE USED AS LEGAL DESCRIPTION. They are only for sorting purposes and you may use the first code under each section that is applicable or define it further by using a code under that section that more closely describes the collateral. Example: If inventory is the collateral you may use “800” or if this inventory is mobile homes you may choose to use “804” instead.